                        SEMIANNUAL REPORT MARCH 31, 1998

                                  OPPENHEIMER

                            MULTIPLE STRATEGIES FUND

                                    [PHOTO]

                               [OPPENHEIMER LOGO]
                            THE RIGHT WAY TO INVEST

CONTENTS

 3 President's Letter

 4 Fund Performance

 6 An Interview with the
   Fund's Manager

10 Statement of Investments

26 Statement of Assets and
   Liabilities

28 Statement of Operations

29 Statements of Changes in Net Assets

30 Financial Highlights

33 Notes to Financial Statements

42 Officers and
   Trustees

44 Information and Services

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
- THE CONTRARIAN STYLE OF INVESTING led us to temporarily distressed companies with excellent long-term prospects. We expect these stocks to rise as the companies solve their problems and valuations return to more normal levels.

- THE FUND CONTINUED TO FIND attractive investments throughout the world, particularly in Europe and Latin America.

CUMULATIVE TOTAL RETURNS
For the 6-Month Period
Ended 3/31/98
CLASS A
  Without       With
  Sales Chg.(1) Sales Chg.(2)

  6.07%         (0.03)%

CLASS B
  Without       With
  Sales Chg.(1) Sales Chg.(2)

  5.67%         0.87%

CLASS C
  Without       With
  Sales Chg.(1) Sales Chg.(2)

  5.65%         4.69%

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1. Includes changes in net asset value per share without deducting any sales charges. This performance is not annualized.

2. Class A return includes the current maximum initial sales charge of 5.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.

                     2 Oppenheimer Multiple Strategies Fund

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer
Multiple Strategies Fund


DEAR SHAREHOLDER,
--------------------------------------------------------------------------------

These have been very positive times for many American investors. The U.S. economy has continued to grow at a moderate pace, unemployment has fallen to its lowest level in 30 years and inflation has also fallen to a record low. In fact, long-term interest rates have fallen to their lowest level since the government began issuing 30-year Treasury bonds in 1977.

        What benefits does this provide to the average American? First, when unemployment levels are low, many individuals tend to feel a greater sense of job security and can command higher wages because there are fewer unemployed workers vying for their jobs. Second, many homeowners are opting to refinance their existing home mortgage loans and take advantage of lower financing rates. And third, because wages are increasing faster than the rate of inflation, a paycheck may stretch farther and investors, as consumers, are able to enjoy a higher level of disposable income. This extra income can be put to use in many ways, including allocating more money to investment opportunities.

        Some industry analysts have tempered such positive news by suggesting that if the rate of inflation falls any lower, it might actually trigger a period of deflation, where we see the prices of American goods and services decline. While lower prices may sound like positive news, in reality it isn't:
When prices fall too low, it erodes the value of those goods to the producer. That is, when economic conditions force a decrease in the price of goods, companies have to sell more of those items in order to make the same amount of profit, which translates into greater difficulties for corporations seeking to improve their bottom lines.

        At OppenheimerFunds, we do not believe we will see a period of deflation in the United States. The fundamental factors that have driven the U.S. market still appear to be in place: an economy that's in its eighth year of expansion with moderate growth, low unemployment, virtually no inflation and low interest rates. However, because of economic uncertainties in other parts of the world, particularly Asia, we expect to see slower growth for stocks in 1998 and a year in which double-digit returns from the equity markets are unlikely. It's also possible that we may see investors favor the fixed, more secure interest payments offered from the bond markets.

        In closing, we'd like to reassure you that as professional money managers, we continue to keep a watchful eye on these situations and are closely monitoring your fund's investments. In times like these, your financial advisor can be of invaluable assistance to you in helping review your financial plan and guide your investments accordingly.

        Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.

/s/ BRIDGET A. MACASKILL
Bridget A. Macaskill
April 21, 1998

                     3 Oppenheimer Multiple Strategies Fund

 AVG ANNUAL TOTAL RETURNS
For the Periods Ended 3/31/98(1)

CLASS A

 1 year      5 year      10 year
 18.18%      13.36%      11.93%

CLASS B
                         Since
 1 year      5 year      Inception
 19.37%      N/A         16.48%

CLASS C
                         Since
 1 year      5 year      Inception
 23.39%      N/A         13.96%


CUMULATIVE TOTAL RETURN

For the Period Ended 3/31/98(1)

CLASS A

 5 year
 87.19%                  $18,718(3)


PERFORMANCE UPDATE
--------------------------------------------------------------------------------
Oppenheimer Multiple Strategies Fund performed reasonably well over the past six months primarily because of its ability to shift assets to the most promising asset classes and investment styles. The Fund's Class A shares provided a cumulative total return without sales charges of 6.07% for the six-month period ended March 31, 1998.2

                                GROWTH OF $10,000
                               Over five years(3)
                             (without sales charges)

     Oppenheimer Multiple
     Strategies Fund Class A                        Lipper Balanced Index
           $ 10,000                                       $ 10,000
             10,281.5                                       10,205
             10,707.9                                       10,578.5
             11,103.8                                       10,692.8
             10,751.1                                       10,366.6
             10,648.5                                       10,287.8
             11,132.3                                       10,589.3
             10,927.8                                       10,473.9
             11,658.7                                       11,106.5
             12,412.4                                       11,883.9
             13,125.7                                       12,522.1
             13,417.9                                       13,081.8
             13,961.6                                       13,374.9
             14,366.7                                       13,646.4
             14,923.5                                       14,003.9
             15,729.6                                       14,783.9
             15,839.5                                       14,849
             17,273.5                                       16,439.3
             18,723.5                                       17,494.7
             18,524.5                                       17,748.4
             19,860.6                                       19,150.5

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 4/24/87. The Fund's maximum sales charge for Class A shares was higher prior to 4/1/91, so actual performance may have been lower. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception on 8/29/95). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 12/1/93. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.

                     4 Oppenheimer Multiple Strategies Fund

ASSET ALLOCATION(4)

- Stocks                  51
- Bonds                   33.3
- Cash & Equivalents      15.7

PORTFOLIO REVIEW
--------------------------------------------------------------------------------

Oppenheimer Multiple Strategies Fund is for investors who are looking for high total return from a flexible portfolio.

WHAT WE LOOK FOR
- Value companies WITH ABOVE-AVERAGE FUNDAMENTALS at below average prices.
- Contrarian companies in "out-of-favor" industries that are believed to be ON THE REBOUND.
- Growth companies with the POTENTIAL FOR STRONG FUTURE GROWTH.
- Companies with ABOVE-AVERAGE DIVIDEND YIELDS.
- HIGH CURRENT INCOME generated by strategically investing in U.S. government bonds, foreign fixed-income securities and corporate bonds.
- International DIVERSIFICATION.

TOP 10 STOCK HOLDINGS(4)
 .......................................................................................
  Chase Manhattan Corp.           2.0%            Societe Generale                 0.9%
 .......................................................................................
  NationsBank Corp.               2.0             Bayer AG, Sponsored ADR          0.7
 .......................................................................................
  Intel Corp.                     1.6             Novartis AG                      0.7
 .......................................................................................
  IBM Corp.                       1.2             Computer Associates
                                                  International, Inc.              0.7
 .......................................................................................
  Xerox Corp.                     0.9             CBS Corp.                        0.6
 .......................................................................................

2. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

3. Results of a hypothetical $10,000 investment in Class A shares on March 31, 1998. The Lipper Balanced Index includes funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds without considering sales charges, and cannot be purchased directly by investors. Stocks and bonds are subject to different risks, described in the prospectus.

4. Portfolio is subject to change. Percentages are as of March 31, 1998, and are based on total market value of investments.

                     5 Oppenheimer Multiple Strategies Fund

"WE BELIEVE THAT THE RECENT INCREASE IN U.S.INTEREST RATES IS TEMPORARY, AND
 WE EXPECT BOND PRICES TO DECLINE MODESTLY IN THE MONTHS AHEAD."

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED DURING THE PERIOD?

Oppenheimer Multiple Strategies Fund provided a cumulative total return without sales charges of 6.07% for the six-month period ended March 31, 1998.(1)

WHAT ASSET CLASSES PROVIDED THE HIGHEST RETURNS OVER THE PAST SIX MONTHS?

Both stocks and bonds provided annualized total returns significantly above their historical averages. In the U.S. stock market, a major setback in late October occurred in response to the economic crisis in Southeast Asia. Over the ensuing months, however, U.S. stocks rallied strongly, recovering all lost ground and more. By mid-March, most broad U.S. stock indices--such as the Standard & Poor's 500 and Dow Jones Industrial Average--were again setting new records. Overseas, European stocks generally performed quite well, while the Japanese and emerging markets did not.

          The U.S. bond market also provided excellent returns, but for different reasons. Unlike stocks, bond prices rose in the aftermath of the Asian crisis. Fixed-income investors believed that the crisis would slow U.S. economic growth, helping to relieve domestic inflation pressures. As a result, by the end of December, long-term U.S. Treasury bond yields were at their lowest levels in more than 20 years. Although yields have increased modestly since then, investors who purchased long-term U.S. Treasury bonds at the start of the six-month period benefited from a combination of competitive yields and capital appreciation.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales were taken into account.

                     6 Oppenheimer Multiple Strategies Fund

[PHOTO]

PORTFOLIO MANAGEMENT
TEAM (L TO R)
Mike Levine
Richard Rubinstein
(Portfolio Manager)
David Negri



DID YOU CHANGE YOUR ASSET ALLOCATION STRATEGY OVER THE PAST SIX MONTHS?

In the first quarter of 1998, we took profits in some of our most successful stock holdings, temporarily reallocating those assets to cash. We expect to deploy that cash soon in the fixed-income markets. We believe that the recent increase in U.S. interest rates is temporary, and we expect bond prices to decline modestly in the months ahead. Volatility in overseas fixed-income markets, particularly in Latin America, created some attractive opportunities. We took advantage of some of those compelling values by purchasing Brady Bonds, which are U.S. dollar-denominated bonds issued by Latin American governments and secured by the U.S. Federal Reserve Bank.

IN THE STOCK MARKET, WHICH INVESTMENT STYLES PRODUCED THE MOST ATTRACTIVE OPPORTUNITIES?

We believe our contrarian style of equity investing worked well over the past six months. Using this approach, we look for companies with promising futures, but that are currently experiencing temporary setbacks. We found several opportunities of this kind in the U.S. technology and consumer goods industries. In both sectors, stock prices declined after the Asian crisis because many of these companies obtained a significant portion of their sales from Asian markets. Yet, both sectors contain well-run companies that we believed became oversold in the Asian crisis aftermath.

                     7 Oppenheimer Multiple Strategies Fund

"WE SELECTIVELY PURCHASED SOME OF THE BETTER ESTABLISHED BIOTECHNOLOGY COMPANIES FOR THE GROWTH-ORIENTED PORTION OF OUR U.S.STOCK PORTFOLIO."

AN INTERVIEW WITH YOUR FUND'S MANAGER

We found similar contrarian opportunities in the Asian markets. Asian stocks generally fell across the board in response to macroeconomic forces, without regard for the strengths and weaknesses of individual companies. Even companies with stable finances, recession-resistant products and strong balance sheets saw their stock prices fall. We have cautiously explored the Asian markets for such "fallen angels," and we have made small investments in a few companies that met our criteria.

IN WHAT INDUSTRIES AND MARKET SECTORS DID YOU FIND ATTRACTIVE OPPORTUNITIES IN STOCKS?

We selectively purchased some of the better established biotechnology companies for the growth-oriented portion of our U.S. stock portfolio. We expect these companies to follow the stocks of large, traditional drug companies, which have already rallied. We also found good values in U.S. financial services companies, some of which appear inexpensively priced relative to future earnings expectations.

          In overseas markets, we found attractive opportunities in European banking stocks and Canadian companies in various industries. European banks are beginning to restructure their operations in much the same way U.S. banks did several years ago. Productivity improvements and a shift toward fee-income-producing services, such as asset management, should drive these stocks higher. We like Canadian companies because of positive economic conditions domestically and our expectation that the Canadian dollar will strengthen relative to the U.S. dollar.

WHAT STOCKS CONTRIBUTED TO THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

Novartis and American Home Products--both large, global companies in the pharmaceutical industry--have contributed to the Fund's performance. Novartis, a Swiss

                     8 Oppenheimer Multiple Strategies Fund
company, is the result of the merger between Ciba Geigy and Sandoz. American Home Products' proposed merger with Smith Kline Beecham was canceled, but the stock remained strong. We have held both companies' stocks for some time, and were rewarded recently by substantial gains when the entire sector rallied.

          NationsBank became our second largest holding because we added to an already substantial position. This regional U.S. bank has grown earnings consistently, increased return on assets and successfully expanded its markets through acquisitions. Yet, its stock sells at a lower valuation than many of its competitors. We believe NationsBank may provide strong returns when it becomes more fairly valued relative to other regional bank stocks.

WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS OR SO?

We are optimistic, but cautious. On one hand, we believe that declining U.S. interest rates and low inflation should keep investors focused on the stock market, leaving room for further expansion of valuations. On the other, the effects of the Asian crisis and other factors could cause economic growth to slow moderately in the U.S. and elsewhere, potentially creating a deceleration of corporate earnings growth. In our view, the tug-of-war between slower earnings growth and strong investor demand should produce periods of high near-term volatility on the way to positive long-term returns.

          Accordingly, we have adopted a relatively defensive posture by shifting some assets away from stocks and into bonds, and by emphasizing the value-oriented and contrarian equity investment styles. As always, we will continue to employ a variety of investment approaches to ensure that we participate in attractive opportunities regardless of which style is temporarily in vogue.

                     9 Oppenheimer Multiple Strategies Fund

STATEMENT OF INVESTMENTS  March 31, 1998 (Unaudited)

                                                                   MARKET VALUE
                                                       SHARES      SEE NOTE 1
===============================================================================
COMMON STOCKS--51.2%
-------------------------------------------------------------------------------
BASIC MATERIALS--2.5%
-------------------------------------------------------------------------------
CHEMICALS--1.6%
Bayer AG, Sponsored ADR                                130,000      $ 5,946,993
-------------------------------------------------------------------------------
Ecolab, Inc.(1)                                         14,000          406,000
-------------------------------------------------------------------------------
IMC Global, Inc.                                        63,000        2,397,937
-------------------------------------------------------------------------------
Morton International, Inc.                              48,000        1,575,000
-------------------------------------------------------------------------------
Potash Corp. of Saskatchewan, Inc.                      34,400        3,126,100
                                                                     ----------
                                                                     13,452,030
-------------------------------------------------------------------------------
METALS--0.3%
Alumax, Inc.(1)                                         15,600          704,925
-------------------------------------------------------------------------------
De Beers Consolidated Mines Ltd., ADR                  100,000        2,193,750
                                                                     ----------
                                                                      2,898,675

-------------------------------------------------------------------------------
PAPER--0.6%
Aracruz Celulose SA, Sponsored ADR                     133,000        1,995,000
-------------------------------------------------------------------------------
MacMillan Bloedel Ltd.                                 243,977        3,392,264
                                                                     ----------
                                                                      5,387,264

-------------------------------------------------------------------------------
CONSUMER CYCLICALS--9.3%
-------------------------------------------------------------------------------
AUTOS & HOUSING--0.6%
Dana Corp.                                              42,000        2,443,875
-------------------------------------------------------------------------------
IRSA Inversiones y Representaciones SA                 679,270        2,568,103
                                                                     ----------
                                                                      5,011,978

-------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--4.6%
Alaska Air Group, Inc.(1) (2)                           53,000        2,871,937
-------------------------------------------------------------------------------
AMR Corp.(1) (2)                                        24,500        3,508,094
-------------------------------------------------------------------------------
Berjaya Sports Toto Berhad                             410,000        1,115,136
-------------------------------------------------------------------------------
Brunswick Corp.                                         55,000        1,918,125
-------------------------------------------------------------------------------
Callaway Golf Co.                                      101,800        2,952,200
-------------------------------------------------------------------------------
Circus Circus Enterprises, Inc.(2)                     110,000        2,310,000
-------------------------------------------------------------------------------
Cracker Barrel Old Country Store, Inc.(1)               91,600        3,664,000
-------------------------------------------------------------------------------
International Game Technology(1)                       142,000        3,550,000
-------------------------------------------------------------------------------
Mirage Resorts, Inc.(2)                                 82,000        1,993,684
-------------------------------------------------------------------------------
Nintendo Co. Ltd.                                       53,500        4,613,761
-------------------------------------------------------------------------------
Outback Steakhouse, Inc.(1) (2)                         27,100        1,060,287
-------------------------------------------------------------------------------
Shangri-La Asia Ltd.                                   940,000          806,783
-------------------------------------------------------------------------------
Shimano, Inc.                                          165,000        3,551,153
-------------------------------------------------------------------------------
Time Warner, Inc.                                       38,200        2,750,400
-------------------------------------------------------------------------------
West Marine, Inc.(2)                                   105,000        3,058,125
                                                                     ----------
                                                                     39,723,685

                    10 Oppenheimer Multiple Strategies Fund

                                                                   MARKET VALUE
                                                     SHARES        SEE NOTE 1
-------------------------------------------------------------------------------
MEDIA--1.2%
CBS Corp.(1)                                        166,798         $ 5,660,707
-------------------------------------------------------------------------------
South China Morning Post Holdings Ltd.            3,306,000           2,218,775
-------------------------------------------------------------------------------
U S West Media Group(2)                              76,000           2,641,000
                                                                     ----------
                                                                     10,520,482

-------------------------------------------------------------------------------
RETAIL: GENERAL--1.3%
Cone Mills Corp.(2)                                 362,000           3,235,375
-------------------------------------------------------------------------------
Dayton Hudson Corp.(1)                               27,000           2,376,000
-------------------------------------------------------------------------------
Federated Department Stores, Inc.(2)                 49,000           2,538,812
-------------------------------------------------------------------------------
Neiman-Marcus Group, Inc.                            84,500           3,469,781
                                                                     ----------
                                                                     11,619,968

-------------------------------------------------------------------------------
RETAIL: SPECIALTY--1.6%
AutoZone, Inc.(1)(2)                                 85,500           2,896,312
-------------------------------------------------------------------------------
Costco Cos., Inc.(1)(2)                              30,100           1,610,350
-------------------------------------------------------------------------------
General Nutrition Cos., Inc.(1)(2)                  100,000           3,975,000
-------------------------------------------------------------------------------
Gymboree Corp.(1)(2)                                 17,500             452,812
-------------------------------------------------------------------------------
Petco Animal Supplies, Inc.(2)                       90,000           1,755,000
-------------------------------------------------------------------------------
Toys 'R' Us, Inc.(2)                                 90,000           2,705,625
                                                                     ----------
                                                                     13,395,099

-------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--7.5%
-------------------------------------------------------------------------------
BEVERAGES--0.6%
Coca-Cola Amatil Ltd.                                55,000             431,915
-------------------------------------------------------------------------------
Diageo plc                                          267,840           3,144,162
-------------------------------------------------------------------------------
Whitman Corp.                                        93,000           1,836,750
                                                                     ----------
                                                                      5,412,827

-------------------------------------------------------------------------------
FOOD--1.0%
Groupe Danone                                        18,748           4,526,859
-------------------------------------------------------------------------------
Nestle SA, Sponsored ADR                             38,500           3,678,313
                                                                     ----------
                                                                      8,205,172

-------------------------------------------------------------------------------
HEALTHCARE/DRUGS--4.1%
Abbott Laboratories                                  41,000           3,087,812
-------------------------------------------------------------------------------
American Home Products Corp.(1)                      55,000           5,245,625
-------------------------------------------------------------------------------
Astra AB Free, Series A                             180,000           3,715,162
-------------------------------------------------------------------------------
BioChem Pharma, Inc.(2)                              60,000           1,451,250
-------------------------------------------------------------------------------
Centocor, Inc.(2)                                    42,000           1,874,250
-------------------------------------------------------------------------------
Genzyme Corp. (General Division)(1)(2)              112,000           3,584,000
-------------------------------------------------------------------------------
Johnson & Johnson(1)                                 51,000           3,738,937
-------------------------------------------------------------------------------
Mylan Laboratories, Inc.(1)                         145,000           3,335,000

                    11 Oppenheimer Multiple Strategies Fund

                                                                   MARKET VALUE
                                                     SHARES        SEE NOTE 1
-------------------------------------------------------------------------------
HEALTHCARE/DRUGS(CONTINUED)
Novartis AG                                               3,323     $ 5,880,980
-------------------------------------------------------------------------------
SmithKline Beecham plc, Sponsored ADR, Cl. A(1)          62,000       3,878,875
                                                                     ----------
                                                                     35,791,891

-------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES--0.3%
Acuson Corp.(2)                                          32,400         587,250
-------------------------------------------------------------------------------
Oxford Health Plans, Inc.(2)                            108,000       1,613,250
-------------------------------------------------------------------------------
United Healthcare Corp.(1)                                8,000         518,000
                                                                     ----------
                                                                      2,718,500

-------------------------------------------------------------------------------
HOUSEHOLD GOODS--0.6%
Fort James Corp.                                         47,800       2,189,837
-------------------------------------------------------------------------------
Wella AG                                                  3,585       2,878,721
-------------------------------------------------------------------------------
Wella AG, Preference                                        350         299,972
                                                                     ----------
                                                                      5,368,530

-------------------------------------------------------------------------------
TOBACCO--0.9%
Imperial Tobacco Group plc                              350,000       2,573,025
-------------------------------------------------------------------------------
Philip Morris Cos., Inc.                                130,000       5,419,375
                                                                     ----------
                                                                      7,992,400

-------------------------------------------------------------------------------
ENERGY--4.1%
-------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS--1.6%
Global Marine, Inc.(1)(2)                                95,000       2,351,250
-------------------------------------------------------------------------------
Santa Fe International Corp.(1)                          67,500       2,560,781
-------------------------------------------------------------------------------
Schlumberger Ltd.                                        26,500       2,007,375
-------------------------------------------------------------------------------
Transocean Offshore, Inc.                                77,500       3,986,406
-------------------------------------------------------------------------------
Weatherford Enterra, Inc.(2)                             43,000       1,824,813
-------------------------------------------------------------------------------
Western Atlas, Inc.(1)(2)                                13,000       1,005,875
                                                                     ----------
                                                                     13,736,500

-------------------------------------------------------------------------------
OIL-INTEGRATED--2.5%
Enron Corp.                                              57,000       2,643,375
-------------------------------------------------------------------------------
Kerr-McGee Corp.                                         44,000       3,060,750
-------------------------------------------------------------------------------
Occidental Petroleum Corp.                               60,000       1,758,750
-------------------------------------------------------------------------------
Petroleo Brasileiro SA, Preference                    1,150,000         274,087
-------------------------------------------------------------------------------
Talisman Energy, Inc.(2)                                155,090       4,662,090
-------------------------------------------------------------------------------
Total SA, Sponsored ADR                                  38,200       2,294,388
-------------------------------------------------------------------------------
Unocal Corp.                                            105,000       4,062,188
-------------------------------------------------------------------------------
YPF SA, Cl. D, ADR                                       95,000       3,230,000
                                                                     ----------
                                                                     21,985,628

                    12 Oppenheimer Multiple Strategies Fund

                                                                                 MARKET VALUE
                                                               SHARES            SEE NOTE 1
---------------------------------------------------------------------------------------------
FINANCIAL--10.5%
---------------------------------------------------------------------------------------------
BANKS--7.0%
ABN Amro Holding NV                                                  81,000      $  1,868,924
---------------------------------------------------------------------------------------------
Banc One Corp.                                                       30,500         1,929,125
---------------------------------------------------------------------------------------------
Banco Frances del Rio de la Plata SA                                157,711         1,577,394
---------------------------------------------------------------------------------------------
Chase Manhattan Corp. (New)(1)                                      127,900        17,250,513
---------------------------------------------------------------------------------------------
Credit Suisse Group                                                   5,500         1,100,373
---------------------------------------------------------------------------------------------
Credito Italiano SpA                                                725,000         3,581,507
---------------------------------------------------------------------------------------------
Deutsche Bank AG                                                     12,000           899,674
---------------------------------------------------------------------------------------------
Fleet Financial Group, Inc.                                          28,500         2,424,281
---------------------------------------------------------------------------------------------
NationsBank Corp.                                                   235,000        17,140,313
---------------------------------------------------------------------------------------------
Societe Generale                                                     39,720         7,949,529
---------------------------------------------------------------------------------------------
UBS, Bearer                                                           1,180         1,927,342
---------------------------------------------------------------------------------------------
Wells Fargo & Co.                                                     8,000         2,650,000
                                                                                 ------------
                                                                                   60,298,975

---------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--1.8%
American Express Co.(1)                                              42,500         3,902,031
---------------------------------------------------------------------------------------------
CRIIMI MAE, Inc.                                                    150,000         2,315,625
---------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.(1)                                         54,800         4,548,400
---------------------------------------------------------------------------------------------
Morgan Stanley, Dean Witter & Co.                                    66,000         4,809,750
                                                                                 ------------
                                                                                   15,575,806

---------------------------------------------------------------------------------------------
INSURANCE--1.7%
ACE Ltd.                                                             72,000         2,713,500
---------------------------------------------------------------------------------------------
Cigna Corp.                                                          15,000         3,075,000
---------------------------------------------------------------------------------------------
Everest Reinsurance Holdings, Inc.                                   40,000         1,645,000
---------------------------------------------------------------------------------------------
Skandia Forsakrings AB                                               53,600         3,493,203
---------------------------------------------------------------------------------------------
UNUM Corp.                                                           65,400         3,609,263
                                                                                 ------------
                                                                                   14,535,966

---------------------------------------------------------------------------------------------
INDUSTRIAL--3.0%
---------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.6%
Methode Electronics, Inc., Cl. A(1)                                 120,000         1,792,500
---------------------------------------------------------------------------------------------
Rockwell International Corp.                                         52,800         3,029,400
                                                                                 ------------
                                                                                    4,821,900

---------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS--0.4%
Equitable Bag, Inc.(2)(3)                                             1,861             9,305
---------------------------------------------------------------------------------------------
Owens Corning                                                        98,000         3,521,875
                                                                                 ------------
                                                                                    3,531,180

                    13 Oppenheimer Multiple Strategies Fund

                                                                                 MARKET VALUE
                                                               SHARES            SEE NOTE 1
---------------------------------------------------------------------------------------------
MANUFACTURING--1.1%
---------------------------------------------------------------------------------------------
AGCO Corp.                                                           93,000      $  2,760,938
---------------------------------------------------------------------------------------------
Pall Corp.                                                          124,850         2,684,275
---------------------------------------------------------------------------------------------
Tenneco, Inc.                                                        90,000         3,841,875
                                                                                 ------------
                                                                                    9,287,088

---------------------------------------------------------------------------------------------
TRANSPORTATION--0.9%
Burlington Northern Santa Fe Corp.                                   34,000         3,536,000
---------------------------------------------------------------------------------------------
Stolt-Nielsen SA                                                    155,100         3,102,000
---------------------------------------------------------------------------------------------
Stolt-Nielsen SA, Sponsored ADR                                      67,050         1,332,619
                                                                                 ------------
                                                                                    7,970,619

---------------------------------------------------------------------------------------------
TECHNOLOGY--12.8%
---------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--0.3%
Lockheed Martin Corp.(1)                                             23,000         2,587,500
---------------------------------------------------------------------------------------------
COMPUTER HARDWARE--3.2%
Adaptec, Inc.(2)                                                     60,000         1,177,500
---------------------------------------------------------------------------------------------
Cabletron Systems, Inc.(2)                                          152,000         2,213,500
---------------------------------------------------------------------------------------------
Canon, Inc.                                                          81,000         1,828,332
---------------------------------------------------------------------------------------------
Hewlett-Packard Co.                                                  61,000         3,865,875
---------------------------------------------------------------------------------------------
International Business Machines Corp.                                97,000        10,075,875
---------------------------------------------------------------------------------------------
Xerox Corp.(1)                                                       76,000         8,089,250
                                                                                 ------------
                                                                                   27,250,332

---------------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES--4.1%
America Online, Inc.(1) (2)                                          70,000         4,781,875
---------------------------------------------------------------------------------------------
Broderbund Software, Inc.(2)                                        111,000         2,025,750
---------------------------------------------------------------------------------------------
Computer Associates International, Inc.(1)                          100,000         5,775,000
---------------------------------------------------------------------------------------------
Electronic Arts, Inc.(1) (2)                                         49,600         2,328,100
---------------------------------------------------------------------------------------------
First Data Corp.(1)                                                 105,000         3,412,500
---------------------------------------------------------------------------------------------
Inference Corp., Cl. A(2)                                           120,000           577,500
---------------------------------------------------------------------------------------------
Novell, Inc.(2)                                                     270,000         2,894,063
---------------------------------------------------------------------------------------------
PLATINUM Technology, Inc.(2)                                         92,500         2,381,875
---------------------------------------------------------------------------------------------
Rational Software Corp.(2)                                          204,500         2,658,500
---------------------------------------------------------------------------------------------
Sabre Group Holdings, Inc.(1) (2)                                    87,900         3,153,413
---------------------------------------------------------------------------------------------
Symantec Corp.(1) (2)                                                66,842         1,800,556
---------------------------------------------------------------------------------------------
Synopsys, Inc.(2)                                                    46,000         1,506,500
---------------------------------------------------------------------------------------------
Transition Systems, Inc.(2)                                         115,200         2,347,200
                                                                                 ------------
                                                                                   35,642,832

                    14 Oppenheimer Multiple Strategies Fund

                                                                                 MARKET VALUE
                                                               SHARES            SEE NOTE 1
---------------------------------------------------------------------------------------------
ELECTRONICS--4.2%
CAE, Inc.                                                           164,800      $  1,315,267
---------------------------------------------------------------------------------------------
Credence Systems Corp.(2)                                            29,400           850,763
---------------------------------------------------------------------------------------------
General Motors Corp., Cl. H                                          74,800         3,384,700
---------------------------------------------------------------------------------------------
Input/Output, Inc.(2)                                               223,000         5,212,625
---------------------------------------------------------------------------------------------
Intel Corp.(1)                                                      175,000        13,660,938
---------------------------------------------------------------------------------------------
Keyence Corp.                                                        14,800         2,042,128
---------------------------------------------------------------------------------------------
LSI Logic Corp.(2)                                                  100,000         2,525,000
---------------------------------------------------------------------------------------------
Nokia Corp., A Shares, Sponsored ADR(1)                              12,000         1,295,250
---------------------------------------------------------------------------------------------
Novellus Systems, Inc.(1) (2)                                        10,600           458,450
---------------------------------------------------------------------------------------------
SGS-Thomson Microelectronics NV(1) (2)                               30,500         2,365,656
---------------------------------------------------------------------------------------------
Teradyne, Inc.(1) (2)                                                26,000         1,041,625
---------------------------------------------------------------------------------------------
Xilinx, Inc.(1) (2)                                                  55,000         2,059,063
                                                                                 ------------
                                                                                   36,211,465

---------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY--1.0%
Airtouch Communications, Inc.(2)                                     66,000         3,229,875
---------------------------------------------------------------------------------------------
Cisco Systems, Inc.(1) (2)                                           54,000         3,692,250
---------------------------------------------------------------------------------------------
ECI Telecommunications Ltd.(1)                                       45,200         1,389,900
---------------------------------------------------------------------------------------------
Newbridge Networks Corp.(1) (2)                                      14,200           381,625
                                                                                 ------------
                                                                                    8,693,650

---------------------------------------------------------------------------------------------
UTILITIES--1.5%
---------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.7%
Allegheny Energy, Inc.                                               27,000           906,188
---------------------------------------------------------------------------------------------
Houston Industries, Inc.                                             90,000         2,587,500
---------------------------------------------------------------------------------------------
Southern Co.                                                        100,000         2,768,750
                                                                                 ------------
                                                                                    6,262,438

---------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--0.8%
SBC Communications, Inc.                                             58,000         2,530,250
---------------------------------------------------------------------------------------------
Telecomunicacoes Brasileiras SA                                   8,640,000           892,839
---------------------------------------------------------------------------------------------
U S West Communications Group(1)                                     40,000         2,190,000
---------------------------------------------------------------------------------------------
WorldCom, Inc.(2)                                                    37,500         1,614,844
                                                                                 ------------
                                                                                    7,227,933
                                                                                 ------------
Total Common Stocks (Cost $267,165,819)                                           443,118,313

=============================================================================================
PREFERRED STOCKS--0.1%
---------------------------------------------------------------------------------------------
California Federal Bank, 11.50% Non-Cum., Non-Vtg.                    2,000           227,375
---------------------------------------------------------------------------------------------
Prime Retail, Inc., 8.50% Cv. Preferred Stock, Series B              12,000           291,000
---------------------------------------------------------------------------------------------
Spanish Broadcasting Systems, Inc., 14.25% Cum. Sr.
Exchangeable Preferred Stock, Non-Vtg.(3) (4)                           456           479,940
                                                                                 ------------
Total Preferred Stocks (Cost $988,218)                                                998,315

                    15 Oppenheimer Multiple Strategies Fund

                                                                                 MARKET VALUE
                                                               UNITS             SEE NOTE 1
=============================================================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
---------------------------------------------------------------------------------------------
American Telecasting, Inc. Wts., Exp. 6/99(3)                         2,000      $        270
---------------------------------------------------------------------------------------------
Comunicacion Celular SA Wts., Exp. 11/03(3)                             300            19,500
---------------------------------------------------------------------------------------------
Hyperion Telecommunications, Inc. Wts., Exp. 4/01(3)                    550            38,500
---------------------------------------------------------------------------------------------
In-Flight Phone Corp. Wts., Exp. 8/02                                   300                --
                                                                                 ------------
Total Rights, Warrants and Certificates (Cost $0)                                      58,270

                                                               FACE
                                                               AMOUNT(5)
=============================================================================================
MORTGAGE-BACKED OBLIGATIONS--5.2%
---------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
Collateralized Mtg. Obligations, Gtd. Multiclass
 Mtg. Participation
Certificates, Series 151, Cl. F, 9%, 5/15/21                   $  1,000,000         1,079,523
Interest-Only Stripped Mtg.-Backed Security,
Series 177, Cl. B, 7.547%, 7/1/26(6)                              1,449,002           410,475
---------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6.50%, 12/1/27-2/1/28                                            10,089,423         9,978,845
11.50%, 7/1/11                                                      121,605           134,091
---------------------------------------------------------------------------------------------
Government National Mortgage Assn.:
7%, 4/1/28(7)                                                     5,000,000         5,050,000
7%, 3/20/26-4/15/26                                               5,106,819         5,176,448
7.50%, 5/15/27                                                   19,303,204        19,798,139
9%, 11/15/08-5/15/09                                                379,478           408,844
---------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
Certificates, Series 1996-C1, Cl. F, 7.442%, 2/15/28(3) (8)          97,137            81,140
---------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., Multifamily Mtg. Pass-Through
Certificates, Series 1996-MC1, Cl. G, 7.15%, 6/15/06(9)             400,000           378,000
---------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through
 Certificates:
Series 1992-CHF, Cl. D, 8.25%, 12/25/20                             255,594           254,318
Series 1993-C1, Cl. D, 9.45%, 5/25/24                               252,980           254,677
Series 1994-C2, Cl. E, 8%, 4/25/25                                  766,468           774,837
Series 1994-C2, Cl. G, 8%, 4/25/25                                  183,039           183,583
---------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII:
Series 1996-B, Cl. 1, 7.132%, 4/25/26                               293,819           215,223
Series 1996-CL, Cl. F, 9.209%, 1/20/28(8)                           250,000           218,750
---------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Multiclass Pass-Through
Certificates, Series 1995-C4, Cl. E, 8.774%, 6/25/26(3) (8)          27,688            28,475
---------------------------------------------------------------------------------------------
Total Mortgage-Backed Obligations (Cost $43,723,708)                               44,425,368


                    16 Oppenheimer Multiple Strategies Fund

                                                               FACE              MARKET VALUE
                                                               AMOUNT(5)         SEE NOTE 1
=============================================================================================
U.S. GOVERNMENT OBLIGATIONS--9.6%
---------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
6%, 2/15/26                                                    $    500,000      $    499,219
6.50%, 11/15/26                                                     360,000           384,075
8.875%, 8/15/17                                                   3,650,000         4,838,535
STRIPS, 7.10%, 11/15/18(10)                                      17,000,000         4,933,740
STRIPS, 7.313%, 8/15/19(10)                                      18,700,000         5,176,422
---------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5.875%, 9/30/02                                                  15,000,000        15,117,195
6.25%, 2/15/03-2/15/07                                           12,130,000        12,483,681
6.50%, 10/15/06                                                   4,640,000         4,867,652
7.50%, 5/15/02                                                      327,000           348,664
8.25%, 7/15/98                                                   16,000,000        16,130,016
8.50%, 2/15/00                                                    5,500,000         5,780,159
8.875%, 11/15/98                                                    950,000           969,297
9.25%, 8/15/98                                                    9,450,000         9,582,895
10.75%, 5/15/03                                                   1,190,000         1,454,033
                                                                                 ------------
Total U.S. Government Obligations (Cost $80,167,877)                               82,565,583

=============================================================================================
FOREIGN GOVERNMENT OBLIGATIONS--12.3%
---------------------------------------------------------------------------------------------
Argentina (Republic of):
Bonds, Bonos de Consolidacion de Deudas,
Series I, 5.615%, 4/1/01(8)                                         407,673           391,811
Floating Rate Bonds, Series L, 6.625%, 3/31/05(8)                12,057,600        11,153,280
Nts., 11.75%, 2/12/07(9) (ARP)                                      150,000           154,715
Nts., 9.50%, 11/30/02(8)                                         15,000,000        15,046,875
Par Bonds, 5.75%, 3/31/23(11)                                    16,000,000        12,260,000
---------------------------------------------------------------------------------------------
Banco Nacional de Comercio Exterior SNC International
Finance BV Gtd. Registered Bonds, 11.25%, 5/30/06                   110,000           126,500
---------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Eligible Interest Bonds,
6.688%, 4/15/06(8)                                                1,029,000           928,672
---------------------------------------------------------------------------------------------
Bulgaria (Republic of) Interest Arrears
 Bonds, 6.563%, 7/28/11(8)                                          170,000           133,663
---------------------------------------------------------------------------------------------
Canada (Government of) Bonds:
6.50%, 6/1/04(CAD)                                               13,320,000         9,988,432
7%, 12/1/06(CAD)                                                     60,000            47,026
8.75%, 12/1/05(CAD)                                                 495,000           422,866
9.75%, 12/1/01(CAD)                                               6,260,000         5,075,771
9.75%, 6/1/01(CAD)                                                3,270,000         2,609,254
11.75%, 2/1/03(CAD)                                                 290,000           260,464
Series A-33, 11.50%, 9/1/00(CAD)                                    585,000           471,470
Series WL43, 5.75%, 6/1/29(CAD)                                   7,130,000         5,073,820
---------------------------------------------------------------------------------------------
Denmark (Kingdom of) Bonds, 8%, 3/15/06(DKK)                     21,900,000         3,698,657
---------------------------------------------------------------------------------------------
Eskom Depositary Receipts, Series E168, 11%, 6/1/08(ZAR)          6,430,000         1,116,474
---------------------------------------------------------------------------------------------
Eskom Sec. Bonds, 11%, 6/1/08(ZAR)                                3,000,000           520,906
---------------------------------------------------------------------------------------------
Finland (Republic of) Bonds, 9.50%, 3/15/04(FIM)                  4,000,000           886,784
---------------------------------------------------------------------------------------------
Germany (Republic of) Bonds, Series 94, 6.25%, 1/4/24(DEM)        2,665,000         1,596,691

                    17 Oppenheimer Multiple Strategies Fund

                                                                         FACE              MARKET VALUE
                                                                         AMOUNT(5)         SEE NOTE 1
=======================================================================================================
FOREIGN GOVERNMENT OBLIGATIONS(CONTINUED)
 Italy (Republic of) Treasury Bonds:
Buoni del Tesoro Poliennali, 10.50%, 4/1/00(ITL)                          200,000,000      $    121,577
Buoni del Tesoro Poliennali, 10.50%, 7/15/00(ITL)                       1,270,000,000           782,955
Buoni del Tesoro Poliennali, 9%, 10/1/03(ITL)                             195,000,000           127,888
Buoni del Tesoro Poliennali, 9.50%, 2/1/01(ITL)                           405,000,000           250,282
Buoni del Tesoro Poliennali, 9.50%, 5/1/01(ITL)                           195,000,000           121,630
-------------------------------------------------------------------------------------------------------
New South Wales Treasury Corp. Gtd  Bonds, 7%, 4/1/04(AUD)                  1,570,000         1,104,562
-------------------------------------------------------------------------------------------------------
New Zealand (Government of) Bonds:
8%, 2/15/01(NZD)                                                            7,460,000         4,157,678
8%, 11/15/06(NZD)                                                             345,000           202,203
10%, 3/15/02(NZD)                                                           1,085,000           650,222
-------------------------------------------------------------------------------------------------------
Norway (Government of) Bonds, 9.50%, 10/31/02(NOK)                            880,000           136,570
-------------------------------------------------------------------------------------------------------
Philippines (Republic of):
Bonds, 8.60%, 6/15/27                                                       1,500,000         1,380,000
Par Bonds, Series B, 6.50%, 12/1/17(3) (11)                                 1,675,000         1,499,125
-------------------------------------------------------------------------------------------------------
Poland (Republic of) Bonds:
12%, 6/12/01(PLZ)                                                          18,000,000         4,229,001
16%, 2/12/99(PLZ)                                                             940,000           257,599
16%, 6/12/98(PLZ)                                                             300,000            85,145
-------------------------------------------------------------------------------------------------------
Queensland Treasury Corp. Exchangeable Gtd. Nts.:
8%, 8/14/01(AUD)                                                              615,000           439,147
10.50%, 5/15/03(AUD)                                                        2,590,000         2,087,126
-------------------------------------------------------------------------------------------------------
South Africa (Republic of) Bonds, 12.50%, 12/21/06(ZAR)                       800,000           153,074
-------------------------------------------------------------------------------------------------------
Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion del Estado:
10.25%, 11/30/98(ESP)                                                      25,800,000           170,680
10.30%, 6/15/02(ESP)                                                       39,150,000           302,582
10.50%, 10/30/03(ESP)                                                      22,100,000           179,547
12.25%, 3/25/00(ESP)                                                       31,600,000           230,916
-------------------------------------------------------------------------------------------------------
Telecomunicacoes Brasileiras SA Medium-Term Nts., 11.50%,
12/9/99(3) (8)                                                                 10,000            10,275
-------------------------------------------------------------------------------------------------------
United Kingdom Treasury Bonds:
7%, 6/7/02(GBP)                                                             2,415,000         4,154,113
7.25%, 12/7/07(GBP)                                                         2,400,000         4,403,365
10%, 9/8/03(GBP)                                                              325,000           638,298
-------------------------------------------------------------------------------------------------------
United Kingdom Treasury Nts.:
9.75%, 8/27/02(GBP)                                                            55,000           104,192
12.50%, 11/21/05(GBP)                                                          62,000           134,681
13%, 7/14/00(GBP)                                                           1,050,000         1,990,212
-------------------------------------------------------------------------------------------------------
United Mexican States Bonds:
10.375%, 1/29/03(DEM)                                                         150,000            91,857
16.50%, 9/1/08(3) (GBP)                                                        35,000            88,503
-------------------------------------------------------------------------------------------------------
United Mexican States Collateralized Fixed Rate Par Bonds:
Series A, 6.25%, 12/31/19                                                   4,450,000         3,782,500
Series B, 6.25%, 12/31/19                                                     250,000           212,500
                                                                                           ------------
Total Foreign Government Obligations (Cost $102,904,649)                                    106,244,136

                    18 Oppenheimer Multiple Strategies Fund

                                                                         FACE              MARKET VALUE
                                                                         AMOUNT(5)         SEE NOTE 1
=======================================================================================================
LOAN PARTICIPATIONS--0.1%
-------------------------------------------------------------------------------------------------------
Colombia (Republic of) 1989-1990 Integrated Loan Facility
 Bonds, 6.75%, 7/1/01(3) (8)                                             $    228,640      $    215,493
-------------------------------------------------------------------------------------------------------
Morocco (Kingdom of) Loan Participation Agreement, Tranche A,
6.656%, 1/1/09(3) (8)                                                         665,000           600,163
                                                                                           ------------
Total Loan Participations (Cost $814,218)                                                       815,656

=======================================================================================================
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--6.5%
-------------------------------------------------------------------------------------------------------
Adelphia Communications Corp., 10.50% Sr. Unsec. Nts.,
Series B, 7/15/04                                                             500,000           548,750
-------------------------------------------------------------------------------------------------------
AK Steel Corp., 9.125% Sr. Nts., 12/15/06                                   1,150,000         1,236,250
-------------------------------------------------------------------------------------------------------
Allied Waste North America, Inc., 10.25% Sr. Sub. Nts., 12/1/06               425,000           474,938
-------------------------------------------------------------------------------------------------------
American International Group, Inc.,
11.70% Unsec. Unsub. Bonds, 12/4/01(ITL)                                   95,000,000            63,907
-------------------------------------------------------------------------------------------------------
Ameriking, Inc., 10.75% Sr. Nts., 12/1/06                                     360,000           385,200
-------------------------------------------------------------------------------------------------------
AMRESCO, Inc., 10% Sr. Sub. Nts., Series 97-A, 3/15/04                        200,000           205,000
-------------------------------------------------------------------------------------------------------
Amtran, Inc., 10.50% Sr. Nts., 8/1/04                                         500,000           537,500
-------------------------------------------------------------------------------------------------------
Aracruz Celulose SA, 10.375% Debs., 1/31/02                                   320,000           334,000
-------------------------------------------------------------------------------------------------------
B.F. Saul Real Estate Investment Trust, 11.625% Sr. Sec. Nts.,
Series B, 4/1/02                                                              300,000           318,750
-------------------------------------------------------------------------------------------------------
Banco del Atlantico SA, 7.875% Eurobonds, 11/5/98                              50,000            50,031
-------------------------------------------------------------------------------------------------------
Bar Technologies, Inc., 13.50% Sr. Sec. Nts., 4/1/01                          300,000           331,500
-------------------------------------------------------------------------------------------------------
Belden & Blake Corp., 9.875% Sr. Sub. Nts., 6/15/07                         1,000,000         1,015,000
-------------------------------------------------------------------------------------------------------
Building Materials Corp. of America, 8.625% Sr. Nts.,
Series B, 12/15/06                                                             50,000            52,125
-------------------------------------------------------------------------------------------------------
Cablevision Systems Corp. Holdings, Inc.:
9.875% Sr. Sub. Debs., 2/15/13                                                250,000           278,125
10.50% Sr. Sub. Debs., 5/15/16                                                250,000           295,000
-------------------------------------------------------------------------------------------------------
California Energy, Inc., 10.25% Sr  Disc. Nts., 1/15/04                       400,000           431,500
-------------------------------------------------------------------------------------------------------
Call-Net Enterprises, Inc., 0%/13.25% Sr. Disc. Nts., 12/1/04(12)             200,000           188,500
-------------------------------------------------------------------------------------------------------
Calpine Corp.:
8.75% Sr. Nts., 7/15/07                                                       650,000           676,000
10.50% Sr. Nts., 5/15/06(3)                                                   225,000           248,625
-------------------------------------------------------------------------------------------------------
Cambridge Industries, Inc., 10.25% Sr. Sub. Nts., Series B, 7/15/07           500,000           520,000
-------------------------------------------------------------------------------------------------------
Capstar Broadcasting Partners, Inc., 9.25% Sr. Sub. Nts., 7/1/07              400,000           424,000
-------------------------------------------------------------------------------------------------------
Casino America, Inc., 12.50% Sr. Nts., 8/1/03                                 250,000           278,750
-------------------------------------------------------------------------------------------------------
Celcaribe SA, 13.50% Sr. Sec. Nts., 3/15/04(3)                                350,000           362,250
-------------------------------------------------------------------------------------------------------
Coleman Escrow Corp., Zero Coupon Sr. First Priority Disc. Nts.,
11.125%, 5/15/01(10)                                                          700,000           560,000
-------------------------------------------------------------------------------------------------------
Collins & Aikman Products Co., 11.50% Gtd. Sr. Sub. Nts., 4/15/06             200,000           226,000
-------------------------------------------------------------------------------------------------------
Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc. Debs., 11/15/07(12)        850,000           709,750
-------------------------------------------------------------------------------------------------------
Communications & Power Industries, Inc., 12% Sr. Sub. Nts.,
Series B, 8/1/05                                                            1,300,000         1,469,000

                     19 Oppenheimer Multiple Strategies Fund

                                                                         FACE              MARKET VALUE
                                                                         AMOUNT(5)         SEE NOTE 1
=======================================================================================================
NON-CONVERTIBLE CORPORATE BONDS AND NOTES(CONTINUED)
Comunicacion Celular SA, 0%/13.125% Sr. Deferred Coupon
Bonds, 11/15/03(12)                                                      $    300,000      $    235,500
-------------------------------------------------------------------------------------------------------
Conseco, Inc., 8.125% Sr. Nts., 2/15/03                                     1,000,000         1,062,477
-------------------------------------------------------------------------------------------------------
Diamond Cable Communications plc, 0%/11.75% Sr. Disc. Nts.,
12/15/05(12)                                                                  300,000           240,750
-------------------------------------------------------------------------------------------------------
Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07                                    100,000           103,500
-------------------------------------------------------------------------------------------------------
EchoStar Communications Corp., 0%/12.875% Sr. Disc. Nts.,
6/1/04(12)                                                                     50,000            48,375
-------------------------------------------------------------------------------------------------------
EchoStar Satellite Broadcasting Corp., 0%/13.125% Sr. Sec. Disc.
Nts., 3/15/04(12)                                                             500,000           460,000
-------------------------------------------------------------------------------------------------------
El Paso Electric Co., 9.40% First Mtg. Bonds, Series E, 5/1/11                250,000           286,563
-------------------------------------------------------------------------------------------------------
Empresas ICA Sociedad Controladora SA de CV,
11.875% Nts., 5/30/01                                                          30,000            32,550
-------------------------------------------------------------------------------------------------------
Facilicom International, 10.50% Sr  Nts., 1/15/08(9)                          500,000           522,500
-------------------------------------------------------------------------------------------------------
First Nationwide Holdings, Inc., 10 625% Sr. Sub. Nts., 10/1/03               700,000           791,000
-------------------------------------------------------------------------------------------------------
First PV Funding Corp., 10.15% Lease Obligation Bonds,
Series 1986B, 1/15/16(3)                                                      502,000           532,120
-------------------------------------------------------------------------------------------------------
Fleming Cos., Inc., 10.625% Sr. Sub. Nts., Series B, 7/31/07                1,150,000         1,230,500
-------------------------------------------------------------------------------------------------------
Fletcher Challenge Finance U.S.A., Inc., 8.05% Debs., 6/15/03(NZD)             35,000            18,411
-------------------------------------------------------------------------------------------------------
Fletcher Challenge Ltd.:
10% Cv. Unsec. Sub. Nts., 4/30/05(NZD)                                         35,000            20,386
14.50% Cv. Sub. Nts., 9/30/00(NZD)                                             35,000            21,489
-------------------------------------------------------------------------------------------------------
Grand Casinos, Inc., 10.125% Gtd. First Mtg. Nts., 12/1/03                    500,000           541,250
-------------------------------------------------------------------------------------------------------
Grupo Posadas SA de CV, 10.375% Bonds, 2/13/02(3)                              25,000            26,094
-------------------------------------------------------------------------------------------------------
GST USA, Inc., 0%/13.875% Gtd. Sr. Disc. Nts., 12/15/05(12)                   500,000           417,500
-------------------------------------------------------------------------------------------------------
Hard Rock Hotel, Inc., 9.25% Sr. Sub. Nts., 4/1/05(9)                         500,000           510,000
-------------------------------------------------------------------------------------------------------
Harris Chemical North America, Inc., 10.75% Gtd. Sr. Sub.
Nts., 10/15/03                                                                100,000           106,750
-------------------------------------------------------------------------------------------------------
Hayes Wheels International, Inc., 11% Sr. Sub. Nts., 7/15/06                  200,000           227,750
-------------------------------------------------------------------------------------------------------
Helicon Group LP/Helicon Capital Corp., 11% Sr. Sec. Nts.,
Series B, 11/1/03(8)                                                          200,000           216,500
-------------------------------------------------------------------------------------------------------
HMH Properties, Inc., 8.875% Sr. Nts., 7/15/07                              1,250,000         1,318,750
-------------------------------------------------------------------------------------------------------
Hovnanian K. Enterprises, Inc., 11.25% Gtd. Sub. Nts., 4/15/02                725,000           754,000
-------------------------------------------------------------------------------------------------------
ICG Holdings, Inc.:
0%/12.50% Gtd. Sr. Disc. Nts., 5/1/06(12)                                     470,000           383,050
0%/13.50% Sr. Disc. Nts., 9/15/05(12)                                         250,000           216,250
-------------------------------------------------------------------------------------------------------
Imax Corp., 10% Sr. Nts., 3/1/01                                              320,000           336,000
-------------------------------------------------------------------------------------------------------
Integrated Health Services, Inc., 9 50% Sr. Sub. Nts., 9/15/07                 75,000            80,063
-------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc., 8.50% Sr. Nts., 1/15/08                      500,000           526,250
-------------------------------------------------------------------------------------------------------
International Wire Group, Inc., 11.75% Sr. Sub. Nts., Series B, 6/1/05        500,000           557,500
-------------------------------------------------------------------------------------------------------
J. Ray McDermott SA, 9.375% Sr. Sub. Bonds, 7/15/06                           535,000           576,463

                     20 Oppenheimer Multiple Strategies Fund

                                                                         FACE              MARKET VALUE
                                                                         AMOUNT(5)         SEE NOTE 1
=======================================================================================================
NON-CONVERTIBLE CORPORATE BONDS AND NOTES(CONTINUED)
Kaiser Aluminum & Chemical Corp., 12.75% Sr. Sub. Nts., 2/1/03           $    500,000      $    535,000
-------------------------------------------------------------------------------------------------------
Kaufman & Broad Home Corp., 7.75% Sr. Nts., 10/15/04                          400,000           398,000
-------------------------------------------------------------------------------------------------------
Key Plastics, Inc., 10.25% Sr. Sub. Nts., Series B, 3/15/07                 1,000,000         1,070,000
-------------------------------------------------------------------------------------------------------
Lamar Advertising Co., 9.625% Sr. Sub. Nts., 12/1/06                          100,000           109,000
-------------------------------------------------------------------------------------------------------
Laroche Industries, Inc., 9.50% Sr  Sub. Nts., 9/15/07(9)                     500,000           496,250
-------------------------------------------------------------------------------------------------------
Lear Corp., 9.50% Sub. Nts., 7/15/06                                          900,000           997,875
-------------------------------------------------------------------------------------------------------
McLeodUSA, Inc., 0%/10.50% Sr. Disc  Nts., 3/1/07(12)                         500,000           382,500
-------------------------------------------------------------------------------------------------------
Mechala Group Jamaica Ltd., 12.75% Gtd. Sr. Sec. Sub. Nts.,
Series B, 12/30/99                                                             38,000            37,715
-------------------------------------------------------------------------------------------------------
Millicom International Cellular SA, 0%/13.50% Sr. Disc.
Nts., 6/1/06(12)                                                              750,000           592,500
-------------------------------------------------------------------------------------------------------
Navigator Gas Transport plc, 10.50% First Priority Ship Mtg.
Nts., 6/30/07(9)                                                              500,000           530,000
-------------------------------------------------------------------------------------------------------
News America Holdings, Inc., 8.50% Sr. Nts., 2/15/05                        1,000,000         1,107,086
-------------------------------------------------------------------------------------------------------
NL Industries, Inc., 11.75% Sr. Sec  Nts., 10/15/03                           183,000           203,130
-------------------------------------------------------------------------------------------------------
NTL, Inc., 0%/9.75% Sr. Nts., 4/1/08(9) (12)                                  500,000           327,500
-------------------------------------------------------------------------------------------------------
Ocwen Financial Corp., 11.875% Nts., 10/1/03                                  500,000           572,500
-------------------------------------------------------------------------------------------------------
Omnipoint Corp.:
11.625% Sr. Nts., 8/15/06                                                     300,000           331,875
11.625% Sr. Nts., Series A, 8/15/06                                           400,000           442,500
-------------------------------------------------------------------------------------------------------
ORBCOMM Global LP/ORBCOMM Capital Corp., 14% Sr.
Nts., 8/15/04                                                                 155,000           181,738
-------------------------------------------------------------------------------------------------------
Oxford Automotive, Inc., 10.125% Sr  Unsec. Sub. Nts., 6/15/07                900,000           956,250
-------------------------------------------------------------------------------------------------------
Polymer Group, Inc., 9% Sr. Sub. Nts., 7/1/07                               1,000,000         1,037,500
-------------------------------------------------------------------------------------------------------
PriCellular Wireless Corp.:
0%/12.25% Sr. Sub. Disc. Nts., 10/1/03(12)                                  1,000,000         1,065,000
14% Sr. Sub. Disc. Nts., 11/15/01                                             500,000           552,500
-------------------------------------------------------------------------------------------------------
Quantum Chemical Corp., 10.375% First Mtg. Nts., 6/1/03                       500,000           520,031
-------------------------------------------------------------------------------------------------------
Randall's Food Markets, Inc., 9.375% Sr. Sub. Nts., Series B, 7/1/07        1,600,000         1,708,000
-------------------------------------------------------------------------------------------------------
Repap New Brunswick, Inc., 9.062% First Priority Sr. Sec.
Nts., 7/15/00(8)                                                              600,000           597,000
-------------------------------------------------------------------------------------------------------
Revlon Consumer Products Corp., 8.625% Sr. Nts., 2/1/08(9)                    500,000           507,500
-------------------------------------------------------------------------------------------------------
Revlon Worldwide Corp., Zero Coupon Sr. Sec. Disc. Nts.,
10.085%, 3/15/01(10)                                                        1,000,000           766,250
-------------------------------------------------------------------------------------------------------
Rio Hotel & Casino, Inc., 9.50% Gtd  Sr. Sub. Nts., 4/15/07                   250,000           270,000
-------------------------------------------------------------------------------------------------------
Riverwood International Corp., 10.625% Sr. Unsec. Nts., 8/1/07                550,000           583,000
-------------------------------------------------------------------------------------------------------
Rogers Cablesystems Ltd., 10% Second Priority Sr. Sec.
Debs., 12/1/07                                                              1,300,000         1,439,750
-------------------------------------------------------------------------------------------------------
Samsonite Corp., 11.125% Sr. Sub. Nts., 7/15/05                               575,000           649,750
-------------------------------------------------------------------------------------------------------
SCI Television, Inc., 11% Sr. Sec. Nts., 6/30/05(3)                           500,000           511,925
-------------------------------------------------------------------------------------------------------
SD Warren Co., 12% Sr. Sub. Nts., Series B, 12/15/04                        1,000,000         1,121,250


                     21 Oppenheimer Multiple Strategies Fund

                                                                         FACE              MARKET VALUE
                                                                         AMOUNT(5)         SEE NOTE 1
=======================================================================================================
NON-CONVERTIBLE CORPORATE BONDS AND NOTES  (CONTINUED)
Showboat Marina Casino Partnership/Showboat Marina Finance
Corp., 13.50% First Mtg. Nts., Series B, 3/15/03                         $    400,000      $    473,000
-------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc.:
8.75% Sr. Sub. Nts., 12/15/07                                                 500,000           517,500
9% Gtd. Sr. Sub. Nts., 7/15/07                                                450,000           471,937
-------------------------------------------------------------------------------------------------------
Stater Brothers Holdings, Inc., 9% Sr. Unsec. Sub. Nts., 7/1/04               500,000           525,000
-------------------------------------------------------------------------------------------------------
Station Casinos, Inc., 10.125% Sr. Sub. Nts., 3/15/06                         445,000           499,512
-------------------------------------------------------------------------------------------------------
Sterling Chemicals, Inc., 11.75% Sr  Unsec. Sub. Nts., 8/15/06              1,055,000         1,097,200
-------------------------------------------------------------------------------------------------------
Subic Power Corp.:
9.50% Sr. Sec. Nts., 12/28/08                                                 379,310           367,931
9.50% Sr. Sec. Nts., 12/28/08(9)                                               75,862            73,586
-------------------------------------------------------------------------------------------------------
Sun Healthcare Group, Inc., 9.50% Sr. Sub. Nts., 7/1/07(9)                    525,000           548,625
-------------------------------------------------------------------------------------------------------
TCI Satellite Entertainment, Inc., 10.875% Sr. Sub. Nts., 2/15/07(9)          295,000           315,650
-------------------------------------------------------------------------------------------------------
Teleport Communications Group, Inc., 0%/11.125% Sr. Disc. Nts.,
7/1/07(12)                                                                  1,000,000           867,500
-------------------------------------------------------------------------------------------------------
TeleWest Communications plc, 0%/11% Sr. Disc. Debs., 10/1/07(12)            1,000,000           815,000
-------------------------------------------------------------------------------------------------------
TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                               1,400,000         1,547,211
-------------------------------------------------------------------------------------------------------
Transtar Holdings LP/Transtar Capital Corp., 0%/13.375% Sr. Disc.
Nts., Series B, 12/15/03(12)                                                1,000,000           912,500
-------------------------------------------------------------------------------------------------------
TV Azteca SA de CV, 10.50% Gtd. Sr  Nts., Series B, 2/15/07                   200,000           211,750
-------------------------------------------------------------------------------------------------------
Unifrax Investment Corp., 10.50% Sr  Nts., 11/1/03(3)                         500,000           525,000
-------------------------------------------------------------------------------------------------------
Young Broadcasting, Inc., 8.75% Sr  Sub. Debs., 6/15/07                       900,000           922,500
                                                                                           ------------
Total Non-Convertible Corporate Bonds and Notes (Cost $53,056,079)                           55,913,019

=======================================================================================================
STRUCTURED INSTRUMENTS--0.0%
-------------------------------------------------------------------------------------------------------
Bayerische Landesbank Girozentrale (New York Branch),
Canada Banker's Acceptance Index Yield Nts., 8.405%, 5/22/98                  250,000           250,000
-------------------------------------------------------------------------------------------------------
Morgan Guaranty Trust Co. of New York, Japanese Government
Bond 193 Currency Protected Bank Nts., 8.14%, 4/29/98                          75,000            36,975
                                                                                           ------------
Total Structured Instruments (Cost $325,000)                                                    286,975

=======================================================================================================
REPURCHASE AGREEMENTS--15.7%
-------------------------------------------------------------------------------------------------------
Repurchase agreement with J.P. Morgan Securities, Inc., 5.95%, dated 3/31/98, to be repurchased at $136,122,494 on 4/1/98,
collateralized by U.S. Treasury Bonds, 7.25%-14%, 11/15/08-11/15/21,
with a value of $139,536,773 (Cost $136,100,000)                          136,100,000       136,100,000

-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $685,245,568)                                 100.7%      870,525,635
-------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                            (0.7)       (5,655,528)
                                                                         ------------      ------------
NET ASSETS                                                                      100.0%     $864,870,107
                                                                         ============      ============



                     22 Oppenheimer Multiple Strategies Fund

--------------------------------------------------------------------------------
1. A sufficient amount of liquid assets has been designated to cover outstanding written options as follows:

                                         SHARES                 EXPIRATION     EXERCISE          PREMIUM        MARKET VALUE
                                         SUBJECT TO CALL        DATE           PRICE             RECEIVED       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
AMR Corp.                                   8,600                  5/98          $120            $107,240           $208,550
----------------------------------------------------------------------------------------------------------------------------
AMR Corp.                                   4,800                  8/98           150              20,255             44,400
----------------------------------------------------------------------------------------------------------------------------
Alaska Air Group, Inc.                     10,000                  4/98            60              31,111              1,875
----------------------------------------------------------------------------------------------------------------------------
Alaska Air Group, Inc.                     18,000                  7/98            50              75,457            128,250
----------------------------------------------------------------------------------------------------------------------------
Alumax, Inc.                               15,600                  7/98            40              22,931            105,300
----------------------------------------------------------------------------------------------------------------------------
America Online, Inc.                       16,000                 10/98            70             113,756            170,000
----------------------------------------------------------------------------------------------------------------------------
America Online, Inc.                       24,000                  4/98            45             131,636            555,000
----------------------------------------------------------------------------------------------------------------------------
America Online, Inc.                        9,000                  7/98            55              30,239            141,750
----------------------------------------------------------------------------------------------------------------------------
American Express Co.                       13,000                  4/98            90              67,858             43,875
----------------------------------------------------------------------------------------------------------------------------
American Home Products Corp.               11,000                  7/98           105              35,419             38,500
----------------------------------------------------------------------------------------------------------------------------
AutoZone, Inc.                             25,000                  6/98            35              28,937             39,063
----------------------------------------------------------------------------------------------------------------------------
CBS Corp.                                  32,000                  7/98            35              63,038             64,000
----------------------------------------------------------------------------------------------------------------------------
Chase Manhattan Corp. (New)                23,900                  9/98           140             226,325            203,150
----------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.                        13,200                  4/98            63              70,552            113,850
----------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.                        10,000                  7/98            70              33,449             51,250
----------------------------------------------------------------------------------------------------------------------------
Computer Associates
International, Inc.                        20,000                  8/98            60              71,898            102,500
----------------------------------------------------------------------------------------------------------------------------
Costco Cos., Inc.                          20,000                  4/98            40              86,897            265,000
----------------------------------------------------------------------------------------------------------------------------
Costco Cos., Inc.                          10,100                  4/98            45              23,052             85,850
----------------------------------------------------------------------------------------------------------------------------
Cracker Barrel Old Country Store, Inc.     20,000                  9/98            40              36,899             75,000
----------------------------------------------------------------------------------------------------------------------------
Dayton Hudson Corp.                         5,400                  7/98            75              27,512             81,675
----------------------------------------------------------------------------------------------------------------------------
ECI Telecommunications Ltd.                23,200                  8/98            30              60,202             72,500
----------------------------------------------------------------------------------------------------------------------------
Ecolab, Inc.                               14,000                  4/98            28              21,664             22,750
----------------------------------------------------------------------------------------------------------------------------
Electronic Arts, Inc.                      12,000                  6/98            40              40,139            108,000
----------------------------------------------------------------------------------------------------------------------------
Electronic Arts, Inc.                      12,000                  9/98            45              40,139             78,000
----------------------------------------------------------------------------------------------------------------------------
First Data Corp.                           15,000                  8/98            35              45,937             28,125
----------------------------------------------------------------------------------------------------------------------------
General Nutrition Cos., Inc.               20,000                  7/98            40              56,898             77,500
----------------------------------------------------------------------------------------------------------------------------
Genzyme Corp. (General Division)           20,000                  4/98            35              61,898              5,000
----------------------------------------------------------------------------------------------------------------------------
Global Marine, Inc.                        15,600                  4/98            35              58,030                975
----------------------------------------------------------------------------------------------------------------------------
Gymboree Corp.                             17,500                  7/98            30              73,848             19,688
----------------------------------------------------------------------------------------------------------------------------
Intel Corp.                                50,000                 10/98            90             229,742            218,750
----------------------------------------------------------------------------------------------------------------------------
Intel Corp.                                19,500                  4/98           115              48,163              2,438
----------------------------------------------------------------------------------------------------------------------------
International Game Technology              40,000                  4/98            25              63,798             37,500
----------------------------------------------------------------------------------------------------------------------------
Johnson & Johnson                          10,000                  7/98            70              35,949             60,000
----------------------------------------------------------------------------------------------------------------------------
Lockheed Martin Corp.                       4,600                  9/98           115              23,436             32,775
----------------------------------------------------------------------------------------------------------------------------
Lockheed Martin Corp.                       4,600                  9/98           120              34,361             23,000
----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                  12,000                  4/98            80              56,638             61,500
----------------------------------------------------------------------------------------------------------------------------
Methode Electronics, Inc., Cl. A           16,000                  4/98            30              17,519              1,000

                     23 Oppenheimer Multiple Strategies Fund

--------------------------------------------------------------------------------
1. Outstanding written options (continued):

                                         SHARES                 EXPIRATION      EXERCISE      PREMIUM            MARKET VALUE
                                         SUBJECT TO CALL        DATE            PRICE         RECEIVED           SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
Mylan Laboratories, Inc.                   26,000                  7/98          $ 25           $  64,218          $  39,000
----------------------------------------------------------------------------------------------------------------------------
Newbridge Networks Corp.                    7,000                  6/98            65              10,290                438
----------------------------------------------------------------------------------------------------------------------------
Nokia Corp., A Shares,
----------------------------------------------------------------------------------------------------------------------------
Sponsored ADR                               6,000                  7/98            85              42,094            153,000
----------------------------------------------------------------------------------------------------------------------------
Nokia Corp., A Shares,
Sponsored ADR                               6,000                  7/98            90              31,456            128,250
----------------------------------------------------------------------------------------------------------------------------
Novellus Systems, Inc.                      5,600                  9/98            50              46,730             28,000
----------------------------------------------------------------------------------------------------------------------------
Outback Steakhouse, Inc.                   16,200                  5/98            35              14,223             70,875
----------------------------------------------------------------------------------------------------------------------------
SGS-Thomson Microelectronics NV             5,400                  4/98           100              48,436                338
----------------------------------------------------------------------------------------------------------------------------
SGS-Thomson Microelectronics NV             6,000                  7/98            75              35,069             55,500
----------------------------------------------------------------------------------------------------------------------------
Sabre Group Holdings, Inc.                 14,000                  5/98            40              31,954              4,375
----------------------------------------------------------------------------------------------------------------------------
Santa Fe International Corp.               13,500                 10/98            45              38,406             38,813
----------------------------------------------------------------------------------------------------------------------------
SmithKline Beecham plc,
Sponsored ADR, Cl. A                        7,200                  8/98            75              12,384             12,600
----------------------------------------------------------------------------------------------------------------------------
Symantec Corp.                             33,400                  4/98            25              82,495             96,025
----------------------------------------------------------------------------------------------------------------------------
Symantec Corp.                             33,400                  7/98            30             111,719             89,763
----------------------------------------------------------------------------------------------------------------------------
Teradyne, Inc.                              6,500                 10/98            50              52,616             21,121
----------------------------------------------------------------------------------------------------------------------------
Teradyne, Inc.                              6,500                  7/98            40              45,303             31,688
----------------------------------------------------------------------------------------------------------------------------
U S West Communications Group              12,000                  4/98            48              24,389             87,000
----------------------------------------------------------------------------------------------------------------------------
U S West Communications Group              12,000                  7/98            55              25,139             42,000
----------------------------------------------------------------------------------------------------------------------------
United Healthcare Corp.                     7,600                  6/98            60              23,521             54,150
----------------------------------------------------------------------------------------------------------------------------
Western Atlas, Inc.                         4,000                  6/98            75              33,379             30,500
----------------------------------------------------------------------------------------------------------------------------
Xerox Corp.                                12,000                  7/98            85              50,638            274,500
----------------------------------------------------------------------------------------------------------------------------
Xerox Corp.                                12,000                  4/98            90              28,889            198,000
----------------------------------------------------------------------------------------------------------------------------
Xilinx, Inc.                               11,000                  6/98            50              18,919             11,000
                                                                                             ------------       ------------
                                                                                               $3,145,089         $4,835,275
                                                                                             ============       ============

                     24 Oppenheimer Multiple Strategies Fund

--------------------------------------------------------------------------------
2. Non-income producing security.

3. Identifies issues considered to be illiquid or restricted--See Note 7 of Notes to Financial Statements.

4. Interest or dividend is paid in kind.

5. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

ARP --Argentine Peso                GBP --British Pound Sterling
AUD --Australian Dollar             ITL --Italian Lira
CAD --Canadian Dollar               NOK --Norwegian Krone
DEM --German Mark                   NZD --New Zealand Dollar
DKK --Danish Krone                  PLZ --Polish Zloty
ESP --Spanish Peseta                ZAR --South African Rand
FIM --Finnish Marka

6. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

7. When-issued security to be delivered and settled after March 31, 1998.

8. Represents the current interest rate for a variable rate security.

9. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $4,364,326 or 0.50% of the Fund's net assets as of March 31, 1998.

10. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

11. Represents the current interest rate for an increasing rate security.

12. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.


See accompanying Notes to Financial Statements.


                     25 Oppenheimer Multiple Strategies Fund

STATEMENT OF ASSETS AND LIABILITIES  March 31, 1998 (Unaudited)



=================================================================================================
ASSETS
Investments, at value (including repurchase agreement of $136,100,000)
(cost $685,245,568)--see accompanying statement                                      $870,525,635
-------------------------------------------------------------------------------------------------
Cash                                                                                      270,288
-------------------------------------------------------------------------------------------------
Receivables:
Interest, dividends and principal paydowns                                              5,041,958
Shares of beneficial interest sold                                                      1,328,810
Investments sold                                                                          458,262
-------------------------------------------------------------------------------------------------
Other                                                                                      40,372
                                                                                     ------------
Total assets                                                                          877,665,325

=================================================================================================
LIABILITIES
Unrealized depreciation on forward foreign currency
exchange contracts--Note 5                                                                  4,340
-------------------------------------------------------------------------------------------------
Options written, at value (premiums received $3,145,089)--
see accompanying statement--Note 6                                                      4,835,275
-------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                   5,730,155
Dividends                                                                                 625,430
Shares of beneficial interest redeemed                                                    601,431
Distribution and service plan fees                                                        419,245
Trustees' fees--Note 1                                                                    254,213
Transfer and shareholder servicing agent fees                                             111,147
Shareholder reports                                                                       105,879
Other                                                                                     108,103
                                                                                     ------------
Total liabilities                                                                      12,795,218

=================================================================================================
NET ASSETS                                                                           $864,870,107
                                                                                     ============

=================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                      $629,168,940
-------------------------------------------------------------------------------------------------
Undistributed net investment income                                                     1,902,320
-------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions         50,230,670
-------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets
and liabilities denominated in foreign currencies                                     183,568,177
                                                                                     ------------
Net assets                                                                           $864,870,107
                                                                                     ============

                     26 Oppenheimer Multiple Strategies Fund

===================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$731,916,122 and 47,183,178 shares of beneficial interest outstanding)                       $15.51
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                  $16.46

---------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $78,080,520
and 5,077,729 shares of beneficial interest outstanding)                                     $15.38

---------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $54,873,465
and 3,560,473 shares of beneficial interest outstanding)                                     $15.41


See accompanying Notes to Financial Statements.

                     27 Oppenheimer Multiple Strategies Fund

STATEMENT OF OPERATIONS  For the Six Months Ended March 31, 1998 (Unaudited)



========================================================================================================
INVESTMENT INCOME
Interest (net of foreign withholding taxes of $7,973)                                        $15,075,945
--------------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $39,536)                                        2,494,833
                                                                                             -----------
Total income                                                                                  17,570,778

========================================================================================================
EXPENSES
Management fees--Note 4                                                                        2,879,443
--------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                          593,564
Class B                                                                                          352,196
Class C                                                                                          253,295
--------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                            538,123
--------------------------------------------------------------------------------------------------------
Shareholder reports                                                                              128,029
--------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                       71,204
--------------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                           56,642
--------------------------------------------------------------------------------------------------------
Registration and filing fees                                                                      21,218
--------------------------------------------------------------------------------------------------------
Trustees' fees and expenses--Note 1                                                               19,968
--------------------------------------------------------------------------------------------------------
Insurance expenses                                                                                 9,046
--------------------------------------------------------------------------------------------------------
Other                                                                                             20,331
                                                                                               ---------
Total expenses                                                                                 4,943,059

========================================================================================================
NET INVESTMENT INCOME                                                                         12,627,719

========================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments (including premiums on options exercised)                                         63,743,600
Closing and expiration of options written                                                         73,017
Foreign currency transactions                                                                 (1,510,973)
                                                                                             -----------
Net realized gain                                                                             62,305,644

--------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                                  (23,070,620)
Translation of assets and liabilities denominated in foreign currencies                       (2,850,547)
                                                                                             -----------
Net change                                                                                   (25,921,167)
                                                                                             -----------
Net realized and unrealized gain                                                              36,384,477

========================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         $49,012,196
                                                                                             ===========


See accompanying Notes to Financial Statements.

                     28 Oppenheimer Multiple Strategies Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         SIX MONTHS ENDED         YEAR ENDED
                                                                         MARCH 31, 1998           SEPTEMBER 30,
                                                                         (UNAUDITED)              1997
===============================================================================================================
OPERATIONS
Net investment income                                                    $  12,627,719            $ 14,511,782
---------------------------------------------------------------------------------------------------------------
Net realized gain                                                           62,305,644              54,497,060
---------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                      (25,921,167)             37,676,936
                                                                         -------------            ------------
Net increase in net assets resulting from operations                        49,012,196             106,685,778

===============================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                                    (10,821,796)            (12,706,372)
Class B                                                                       (812,767)               (600,770)
Class C                                                                       (579,134)               (936,710)
---------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                    (55,838,888)            (14,621,660)
Class B                                                                     (5,628,537)               (435,849)
Class C                                                                     (4,059,165)             (1,359,035)

===============================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                                     44,157,821             382,443,207
Class B                                                                     12,471,536              56,924,508
Class C                                                                      7,043,466              23,090,531

===============================================================================================================
NET ASSETS
Total increase                                                             34,944,732              538,483,628
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                       829,925,375              291,441,747
                                                                         ------------             ------------
End of period (including undistributed net investment
income of $1,902,320 and $1,488,298, respectively)                       $864,870,107             $829,925,375
                                                                         ============             ============


See accompanying Notes to Financial Statements.


                     29 Oppenheimer Multiple Strategies Fund

FINANCIAL HIGHLIGHTS

                                              CLASS A
                                              ----------------------------------------------------------
                                              SIX MONTHS                                        YEAR
                                              ENDED                                             ENDED
                                              MARCH 31, 1998      YEAR ENDED SEPTEMBER 30,      DEC. 31,
                                              (UNAUDITED)              1997         1996(2)     1995
=========================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                 $16.17          $14.09        $13.07         $11.52
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .24             .50           .49            .52
Net realized and unrealized gain (loss)                 .62            2.88           .96           2.08
                                                     ------          ------        ------         ------
Total income (loss) from
investment operations                                   .86            3.38          1.45           2.60
---------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                   (.24)           (.51)         (.43)          (.49)
Distributions from net realized gain                  (1.28)           (.79)           --           (.56)
                                                     ------          ------        ------         ------
Total dividends and distributions
to shareholders                                       (1.52)          (1.30)         (.43)         (1.05)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $15.51          $16.17        $14.09         $13.07
                                                     ======          ======        ======         ======
=========================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)                    6.07%          25.46%        11.22%         22.79%

=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                                     $731,916        $712,470      $264,359       $251,353
---------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $701,193        $395,436      $256,765       $249,660
---------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                  3.20%(5)        3.30%         4.73%(5)       3.97%
Expenses                                               1.08%(5)        1.16%         1.21%(5)       1.15%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                             30.3%           51.0%         31.7%          28.5%
Average brokerage commission rate(7)                $0.0171         $0.0244       $0.0336        $0.0350

1. For the period from December 1, 1993 (inception of offering) to December 31, 1993.

2. For the nine months ended September 30, 1996. The Fund changed its fiscal year end from December 31 to September 30.

3. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


                     30 Oppenheimer Multiple Strategies Fund

                       CLASS B
 -------------------   -------------------------------------------------------
                       SIX MONTHS                                      PERIOD
                       ENDED                                           ENDED
                       MARCH 31, 1998    YEAR ENDED SEPTEMBER 30,      DEC. 31
    1994        1993   (UNAUDITED)       1997         1996(2)          1995(3)
==============================================================================

  $13.05       $11.63         $16.04        $14.01         $13.03       $13.28
------------------------------------------------------------------------------

     .54          .44            .18           .45            .41          .17
    (.75)        1.43            .61          2.78            .93          .41
  ------       ------         ------        ------         ------       ------

    (.21)        1.87            .79          3.23           1.34          .58
------------------------------------------------------------------------------

    (.53)        (.44)          (.17)         (.41)          (.36)        (.27)
    (.79)        (.01)         (1.28)         (.79)            --         (.56)
  ------       ------         ------        ------         ------       ------

   (1.32)        (.45)         (1.45)        (1.20)          (.36)        (.83)
------------------------------------------------------------------------------
  $11.52       $13.05         $15.38        $16.04         $14.01       $13.03
  ======       ======         ======        ======         ======       ======

==============================================================================
   (1.59)%      16.30%          5.67%        24.34%         10.37%        4.44%

==============================================================================


$237,771     $277,914        $78,081       $67,916         $5,996       $1,265
------------------------------------------------------------------------------
$260,767     $272,303        $70,690       $25,113         $3,546       $  520
------------------------------------------------------------------------------

    4.10%        3.58%          2.38%(5)      2.26%          3.69%(5)     2.62%(5)
    1.09%        1.14%          1.91%(5)      1.96%          2.12%(5)     2.27%(5)
------------------------------------------------------------------------------
    31.5%        32.7%          30.3%         51.0%          31.7%        28.5%
      --           --        $0.0171       $0.0244        $0.0336      $0.0350

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended March 31, 1998 were $217,200,103 and $261,789,588, respectively.


                     31 Oppenheimer Multiple Strategies Fund

                                              CLASS C
                                              ---------------------------------------------------------------------------------
                                              SIX MONTHS
                                              ENDED
                                              MARCH 31,        YEAR ENDED
                                              1998             SEPTEMBER 30,                YEAR ENDED DECEMBER 31,
                                              (UNAUDITED)      1997           1996(2)       1995            1994          1993(1)
================================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period             $16.07        $14.02         $13.01        $11.49        $13.05          $12.86
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .18           .41            .40           .40           .44            (.97)
Net realized and unrealized gain (loss)             .61          2.83            .96          2.07          (.77)           1.29
                                                 ------        ------         ------        ------        ------          ------
Total income (loss) from
investment operations                               .79          3.24           1.36          2.47          (.33)            .32

--------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.17)         (.40)          (.35)         (.39)         (.44)           (.12)
Distributions from net realized gain              (1.28)         (.79)            --          (.56)         (.79)           (.01)
                                                 ------        ------         ------        ------        ------          ------
Total dividends and distributions
to shareholders                                   (1.45)        (1.19)          (.35)         (.95)        (1.23)           (.13)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $15.41        $16.07         $14.02        $13.01        $11.49          $13.05
                                                 ======        ======         ======        ======        ======          ======

================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)                5.65%        24.42%         10.55%        21.69%        (2.50)%          2.51%

================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                                  $54,873       $49,539        $21,087       $15,405        $9,182            $396
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $50,828       $33,813        $17,898       $11,827        $5,601            $194
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              2.38%(5)      2.61%          3.84%(5)      3.08%         3.30%           2.19%(5)
Expenses                                           1.91%(5)      1.97%          2.07%(5)      1.99%         2.00%           2.50%(5)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                         30.3%         51.0%          31.7%         28.5%         31.5%           32.7%
Average brokerage commission rate(7)            $0.0171       $0.0244        $0.0336       $0.0350           ---             ---

7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.


See accompanying Notes to Financial Statements.

                     32 Oppenheimer Multiple Strategies Fund

NOTES TO FINANCIAL STATEMENTS  (Unaudited)


================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer Multiple Strategies Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek high total investment return consistent with preservation of principal. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rate of exchange prevailing on the respective dates of such transactions.

                    33 Oppenheimer Multiple Strategies Fund

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES  (CONTINUED)
FOREIGN CURRENCY TRANSLATION  (CONTINUED)
The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At September 30, 1997, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $445,000, which expires in 1998.

--------------------------------------------------------------------------------
TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended March 31, 1998, a credit of $13,259 was made for the Fund's projected benefit obligations, and payments of $9,051 were made to retired trustees, resulting in an accumulated liability of $239,885 at March 31, 1998.

                    34 Oppenheimer Multiple Strategies Fund

================================================================================
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends in kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

                        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                     35 Oppenheimer Multiple Strategies Fund

================================================================================
2. SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of no par value shares of beneficial interest for each class. Transactions in shares of beneficial interest were as follows:

                                      SIX MONTHS ENDED MARCH 31, 1998           YEAR ENDED SEPTEMBER 30, 1997
                                      -------------------------------           -----------------------------
                                      SHARES                 AMOUNT             SHARES                AMOUNT
---------------------------------------------------------------------------------------------------------------
Class A:
Sold                                   1,530,735        $  23,540,651            2,219,229        $  32,694,783
Dividends reinvested                   4,223,147           61,001,078            1,707,937           24,639,919
Issued in connection with
the acquisition of:
Oppenheimer Fund--Note 8                      --                   --           21,161,450          321,019,207
Oppenheimer Strategic
Income & Growth Fund--Note 8                  --                   --            3,530,859           53,563,143
Redeemed                              (2,630,059)         (40,383,908)          (3,316,554)         (49,473,845)
                                   -------------        -------------        -------------        -------------
Net increase                           3,123,823        $  44,157,821           25,302,921        $ 382,443,207
                                   =============        =============        =============        =============

---------------------------------------------------------------------------------------------------------------
Class B:
Sold                                     913,726        $  13,869,746            1,162,177        $  17,259,750
Dividends reinvested                     396,693            5,677,147               60,758              888,166
Issued in connection with
the acquisition of:
Oppenheimer Fund--Note 8                      --                   --              233,975            3,521,330
Oppenheimer Strategic
Income & Growth Fund--Note 8                  --                   --            2,758,332           41,512,900
Redeemed                                (467,328)          (7,075,357)            (408,734)          (6,257,638)
                                   -------------        -------------        -------------        -------------
Net increase                             843,091        $  12,471,536            3,806,508        $  56,924,508
                                   =============        =============        =============        =============

---------------------------------------------------------------------------------------------------------------
Class C:
Sold                                     478,949        $   7,320,731            1,211,432        $  17,627,875
Dividends reinvested                     301,280            4,320,397              151,633            2,159,025
Issued in connection with
the acquisition of:
Oppenheimer Fund--Note 8                      --                   --              350,467            5,285,049
Oppenheimer Strategic
Income & Growth Fund--Note 8                  --                   --              246,193            3,712,604
Redeemed                                (301,839)          (4,597,662)            (381,455)          (5,694,022)
                                   -------------        -------------        -------------        -------------
Net increase                             478,390        $   7,043,466            1,578,270        $  23,090,531
                                   =============        =============        =============        =============


                     36 Oppenheimer Multiple Strategies Fund

================================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS AND OPTIONS WRITTEN
At March 31, 1998, net unrealized appreciation on investments and options written of $183,589,881 was composed of gross appreciation of $195,667,511, and gross depreciation of $12,077,630.

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Management fees paid to the Manager are in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% on the first $200 million of average annual net assets, 0.72% on the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million, and 0.58% of average annual net assets in excess of $1.5 billion. The agreement was amended per resolutions adopted by the Board of Trustees on December 11, 1997 to add the final breakpoint of 0.58%on average annual net assets in excess of $1.5 billion.

                        For the six months ended March 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $498,193, of which $143,983 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $458,523 and $68,051, respectively, of which $19,761 and $1,864, respectively, was paid to an affiliated broker/dealer. During the six months ended March 31, 1998, OFDI received contingent deferred sales charges of $72,973 and $4,065, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                        OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

                        The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended March 31, 1998, OFDI paid $41,660 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                     37 Oppenheimer Multiple Strategies Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES  (CONTINUED)
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares and Class C shares for it's services in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the six months ended March 31, 1998, OFDI paid $3,051 and $6,800, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $296,955 and $112,092, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At March 31, 1998, OFDI had incurred excess distribution and servicing costs of $2,686,743 for Class B and $523,352 for Class C.

================================================================================
5. FORWARD CONTRACTS
A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

                        The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

                        Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

                        Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                        Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.



                     38 Oppenheimer Multiple Strategies Fund

================================================================================
At March 31, 1998, the Fund had outstanding forward contracts as follows:

                                                        CONTRACT AMOUNT      VALUATION AS OF     UNREALIZED
                                   EXPIRATION DATE      (000S)               MARCH 31, 1998      DEPRECIATION
-------------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
-----------------
Indonesian Rupiah (IDR)              4/1/98             1,901,169 IDR        $219,788                $2,586
Indonesian Rupiah (IDR)              4/2/98               861,940 IDR          99,646                 1,754
                                                                                                     ------
Total Unrealized Depreciation                                                                        $4,340
                                                                                                     ======

================================================================================
6. OPTION ACTIVITY
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

                        The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

                        Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

                        Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

                        The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.


                     39 Oppenheimer Multiple Strategies Fund

================================================================================
6. OPTION ACTIVITY  (CONTINUED)
Written option activity for the six months ended March 31, 1998 was as follows:

                                                  CALL OPTIONS
                                                  ------------------------------
                                                  NUMBER             AMOUNT
                                                  OF OPTIONS         OF PREMIUMS
--------------------------------------------------------------------------------
Options outstanding at September 30, 1997         10,978             $ 2,931,225
Options written                                    8,581               3,079,649
Options closed or expired                         (6,227)             (1,812,725)
Options exercised                                 (4,543)             (1,053,060)
                                                  ------             -----------
Options outstanding at March 31, 1998              8,789             $ 3,145,089
                                                  ======             ===========

================================================================================
7. ILLIQUID AND RESTRICTED SECURITIES
At March 31, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at March 31, 1998 was $5,276,703, which represents 0.61% of the Fund's net assets.

================================================================================
8. ACQUISITION OF OPPENHEIMER FUND AND OPPENHEIMER STRATEGIC INCOME & GROWTH
    FUND
On June 20, 1997, the Fund acquired all the net assets of Oppenheimer Fund, pursuant to an agreement and plan of reorganization approved by the Oppenheimer Fund shareholders on June 17, 1997. The Fund issued 21,161,450, 233,975 and 246,193 shares of beneficial interest for Class A, Class B, and Class C, respectively, value at $321,019,208, $3,521,330, and $5,285,050, in exchange for the net assets, resulting in combined Class A net assets of $675,300,917, Class B net assets of $60,510,384 and Class C net assets of $45,364,088 on June 20, 1997. The net assets acquired included net unrealized appreciation of $114,271,242. The exchange qualified as a tax-free reorganization for federal income tax purposes.


                     40 Oppenheimer Multiple Strategies Fund

================================================================================
On June 20, 1997, the Fund acquired all the net assets of Oppenheimer Strategic Income & Growth Fund, pursuant to an agreement and plan of reorganization approved by the Oppenheimer Strategic Income & Growth Fund shareholders on March 10, 1997. The Fund issued 3,530,859, 2,758,332 and 246,193 shares of beneficial interest for Class A, Class B, and Class C, respectively, valued at $53,563,144, $41,512,901, and $3,712,604, in exchange for the net assets, resulting in combined Class A net assets of $675,300,917, Class B net assets of $60,510,384 and Class C net assets of $45,364,088 on June 20, 1997. The net assets acquired included net unrealized appreciation of $8,093,961. The exchange qualified as a tax-free reorganization for federal income tax purposes.

================================================================================
9. BANK BORROWINGS
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

                        The Fund had no borrowings outstanding during the six months ended March 31, 1998.


                     41 Oppenheimer Multiple Strategies Fund

OPPENHEIMER MULTIPLE STRATEGIES FUND



================================================================================
OFFICERS AND TRUSTEES            Leon Levy, Chairman of the Board of Trustees
                                 Donald W. Spiro, Vice Chairman of the Board of
                                  Trustees
                                 Bridget A. Macaskill, Trustee and President
                                 Robert G. Galli, Trustee
                                 Benjamin Lipstein, Trustee
                                 Elizabeth B. Moynihan, Trustee
                                 Kenneth A. Randall, Trustee
                                 Edward V. Regan, Trustee
                                 Russell S. Reynolds, Jr., Trustee
                                 Pauline Trigere, Trustee
                                 Clayton K. Yeutter, Trustee
                                 Richard H. Rubinstein, Vice President
                                 George C. Bowen, Treasurer
                                 Robert J. Bishop, Assistant Treasurer
                                 Scott T. Farrar, Assistant Treasurer
                                 Andrew J. Donohue, Secretary
                                 Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISOR               OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR                      OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER         OppenheimerFunds Services
SERVICING AGENT

================================================================================
CUSTODIAN OF                     The Bank of New York
PORTFOLIO SECURITIES

================================================================================
INDEPENDENT AUDITORS             KPMG Peat Marwick LLP

================================================================================
LEGAL COUNSEL                    Gordon Altman Butowsky Weitzen Shalov & Wein

                                 The financial statements included herein have been taken from the records of the Fund without examination of the independent auditors. This is a copy of a report to shareholders of Oppenheimer Multiple Strategies Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Multiple Strategies Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                     42 Oppenheimer Multiple Strategies Fund

OPPENHEIMERFUNDS FAMILY

====================================================================================================================================
REAL ASSET FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Real Asset Fund                             Gold & Special Minerals Fund

====================================================================================================================================
GLOBAL STOCK FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Developing Markets Fund                     International Growth Fund                     Quest Global Value Fund
International Small                         Global Fund                                   Global Growth &Income Fund
  Company Fund

====================================================================================================================================
STOCK FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Enterprise Fund                             MidCap Fund                                   Growth Fund
Discovery Fund                              Capital Appreciation Fund                     Disciplined Value Fund
Quest Small Cap Value Fund                  Quest Capital Value Fund                      Quest Value Fund

====================================================================================================================================
STOCK & BOND FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Main Street Income &                        Total Return Fund                             Disciplined Allocation Fund
  Growth Fund                               Quest Balanced                                Multiple Strategies Fund
Quest Opportunity                             Value Fund(1)                               Convertible Securities Fund(2)
Value Fund                                  Equity Income Fund

====================================================================================================================================
TAXABLE BOND FUNDS
------------------------------------------------------------------------------------------------------------------------------------
International Bond Fund                     Champion Income Fund                          U.S. Government Trust
World Bond Fund                             Strategic Income Fund                         Limited-Term Government Fund
High Yield Fund                             Bond Fund

====================================================================================================================================
MUNICIPAL BOND FUNDS
------------------------------------------------------------------------------------------------------------------------------------
California Municipal Fund(3)                Pennsylvania Municipal Fund(3)                Rochester Division:
Florida Municipal Fund(3)                   Municipal Bond Fund                           Rochester Fund Municipals
New Jersey Municipal Fund(3)                Insured Municipal Fund                        Limited Term New York
New York Municipal Fund(3)                  Intermediate Municipal Fund                     Municipal Fund

====================================================================================================================================
MONEY MARKET FUNDS(4)
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                           Cash Reserves


1. On 5/18/98 the Fund's name was changed from "Quest Growth & Income
Value Fund."

2. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.


                     43 Oppenheimer Multiple Strategies Fund

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--------------------------------------------------------------------------------

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          You can count on us whenever you need assistance. That's why the
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[OPPENHEIMERFUNDS LOGO]

RS0240.001.0398     May 29, 1998